UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LivaNova PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Step 1: Go to www.envisionreports.com/LIVN. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/LIVN Online Go to www.envisionreports.com/LIVN or scan the QR code — login details are located in the shaded bar below. 2026 Annual General Meeting Notice 049VYH Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual General Meeting to be held on June 10, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for LivaNova PLC’s 2026 Annual General Meeting ("AGM") are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Meeting, 2026 Proxy Statement, 2025 U.S. Annual Report on Form 10-K, and 2025 UK Annual Report are at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 30, 2026 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Votes submitted online or by phone must be received by 3:00 pm British Summer Time, on June 10, 2026 MMMMMMMMMMMM MMMMMMMMM 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 COY MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/LIVN. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to envisionreports@computershare.com with "Proxy Materials LivaNova PLC" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 30, 2026. The LivaNova PLC 2026 Annual General Meeting will be held on June 10, 2026 at 3:00 pm British Summer Time/10:00 am Eastern Time, virtually at meetnow.global/MM4W4G7. The Board of Directors recommends a vote FOR all the nominees and FOR Proposals 2-10. 1. Ordinary Resolution: To elect, by separate resolution, each of the following eleven (11) directors for a term expiring at the AGM to be held in 2027 ("2027 AGM"): 01 J. Christopher Barry 02 Francesco Bianchi 03 Stacy Enxing Seng 04 William Kozy 05 Vladimir Makatsaria 06 Jette Nygaard-Andersen 07 Susan Podlogar 08 Todd Schermerhorn 09 Brooke Story 10 Peter Wilver 11 Donald Zurbay 2. Ordinary Resolution: To approve, on an advisory basis, the Company’s compensation of its named executive officers ("U.S. Say on Pay"). 3. Ordinary Resolution: To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership ("PwC-US"), as the Company’s independent registered public accounting firm for 2026. 4. Ordinary Resolution: To generally and unconditionally authorize the directors, for the purposes of section 551 of the Companies Act 2006 (the “Companies Act”), to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company up to an aggregate nominal amount of £10,985,296, provided that: (A) (unless previously revoked, varied, or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired; and (B) this authority replaces all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect without prejudice to any allotment of shares or grant of rights already made, offered, or agreed to be made under such authorities. 5. Special Resolution: Subject to the passing of resolution 4 and in accordance with sections 570 and 573 of the Companies Act, to empower the directors generally to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 4, and/or to sell Ordinary Shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares for cash up to an aggregate nominal amount of £10,985,296, provided that: (A) (unless previously revoked, varied, or renewed by the Company) this power will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreement as if this power had not expired; and (B) this power replaces (except for any power conferred by resolution 4) all subsisting powers previously granted to the directors for the purposes of section 570 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect, without prejudice to any allotment of equity securities already made, offered, or agreed to be made under such powers 6. Ordinary Resolution: To approve, for the purposes of section 694 of the Companies Act, the terms of the proposed share repurchase contracts set out in Appendix A and Appendix B of this proxy statement (the “Share Repurchase Contracts”) and to authorize the Company to enter into a Share Repurchase Contract with any of the Approved Counterparties (as defined in this proxy statement) provided that: (A) the maximum aggregate number of Ordinary Shares that may be purchased pursuant to the Share Repurchase Contracts shall not exceed 10% of the total issued Ordinary Shares of the Company as at 5:00 pm Eastern Time on April 13, 2026 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time; and (B) (unless previously revoked, varied, or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the date that is fifteen (15) months after the date on which this resolution is passed, save that the Company may enter into any Share Repurchase Contract with any of the Approved Counterparties under this authority prior to its expiry and may purchase Ordinary Shares pursuant to any such Share Repurchase Contract. 7. Ordinary Resolution: To approve, on an advisory basis, the United Kingdom (“UK”) directors’ remuneration report in the form set out in the Company’s UK annual report (the “UK Annual Report”) for the year ended December 31, 2025. 8. Ordinary Resolution: To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2025, together with the reports of the directors and auditors thereon. 9. Ordinary Resolution: To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England (“PwC-UK”), as the Company’s UK statutory auditor for 2026. 10. Ordinary Resolution: To authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must go online or request a paper copy of the proxy materials to receive a proxy card. In order to attend the virtual 2026 Annual General Meeting, please follow the instructions set forth in the proxy statement. 2026 Annual General Meeting Notice